QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BlackRock FundsSM
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BlackRock FundsSM
100 Bellevue Parkway
Wilmington, Delaware 19809

[            ], 2005

Dear Shareholder:

        A special meeting (the "Special Meeting") of the shareholders of BlackRock FundsSM (the "Fund") will be held on April 29, 2005, at 4 p.m., Eastern time. Before that meeting we would like you to vote on the important issues affecting the Fund, as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

        Shareholders of all of the portfolios of the Fund will be asked to consider and vote upon the election of a new board of trustees at the Special Meeting. Due to the increased size and complexity of the Fund resulting from the acquisition of the State Street Research Funds (the "SSR Funds"), and an increase in the responsibilities of boards of trustees of funds generally, the current board of trustees (the "Board") believes it is in the best interest of the Fund to increase the size of the Board.

        In addition, shareholders of the Money Market Portfolio (the "Money Market Portfolio") will also be asked to consider and vote upon a proposal to change the fundamental investment limitation on the concentration of investments in the banking industry to a concentration of investments in the financial services industry. The proposed change is designed to provide greater flexibility in managing the Money Market Portfolio.

        The Board has unanimously approved the proposals and recommends that you vote for the proposals described in this document.

        We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is desired to help you cast your vote as a shareholder of the Fund, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

        Please familiarize yourself with the proposals and sign and return your proxy card in the enclosed postage-paid envelope today. Please sign and return the attached proxy card.

        If your completed proxy card is not received, you may be contacted by officers or employees of BlackRock Advisors, Inc., its affiliates or other representatives of the Fund or by our proxy solicitor, Alamo Direct Mail Services, Inc. ("Alamo"). Alamo has been engaged to assist the Fund in soliciting proxies. They will remind you to vote your shares. You may also call the number provided in your proxy card for additional information.

Sincerely,
David R. Wilmerding, Jr. Chairman of the Board

ii

When will the Special Meeting be held? Who is eligible to vote?

        The meeting will be held on April 29, 2005, at 4 p.m., Eastern time, at the offices of BlackRock, Inc., 40 E. 52nd Street, New York, New York 10022. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Fund. The record date is the close of business on February 24, 2005. Shareholders who own shares of any of the portfolios of the Fund at that time are entitled to vote on Proposal 1 at the meeting. Shareholders who own shares of the Money Market Portfolio at that time are also entitled to vote on Proposal 2 at the meeting.

What are the issues contained in this proxy?

        Your Board is recommending (1) that shareholders of all of the portfolios of the Fund consider the election of nine trustees to the board and (2) that shareholders of the Money Market Portfolio consider a change to the Money Market Portfolio's fundamental investment limitation regarding the concentration of investments in the banking industry (to be changed to a fundamental investment limitation regarding the concentration of investments in the financial services industry).

Who are the nominees to be my trustees?

        Five of the nine nominees (the "Nominees") are currently trustees of the Fund. The additional four Nominees previously served as trustees of the SSR Funds. The SSR Funds were reorganized into various portfolios of the Fund as of January 31, 2005. The new Nominees are: Bruce R. Bond, Richard A. Davis, Peter S. Drotch and Toby Rosenblatt. The continuing Nominees are Stuart E. Eizenstat, Laurence D. Fink, Robert M. Hernandez, Matina Horner and David R. Wilmerding, Jr. Biographical information for the Nominees is included in the attached proxy statement.

How do the Trustees of my Fund recommend that I vote?

        The Board unanimously recommends that you vote FOR the proposals on the enclosed proxy card.

Whom do I call for more information or to place my vote?

        Please call the number provided in your proxy card for additional information.

iii

BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809

[                        ], 2005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

        A special meeting of shareholders of the BlackRock FundsSM (the "Fund") will be held at the offices of BlackRock, Inc., 40 E. 52nd Street, New York, New York 10022, on April 29, 2005, at 4 p.m., Eastern time (the "Special Meeting").

        1.     The election of trustees (Proposal 1) (all shareholders voting).

        2.     To change the Money Market Portfolio's fundamental investment limitation on concentration of investments (Proposal 2) (shareholders of Money Market Portfolio voting).

        3.     Any other business that may properly come before the meeting.

        The close of business on February 24, 2005, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of shareholders.

By Order of the Board of Trustees,
David R. Wilmerding, Jr. Chairman of the Board

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

Instructions for Signing a Proxy Card

        The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1.     Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2.     Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

        3.     Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration

Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
PROXY STATEMENT

        This proxy statement is furnished in connection with a solicitation by the board of trustees (the "Board") of the BlackRock FundsSM (the "Fund") of proxies to be used at the special meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., 40 E. 52nd Street, New York, New York 10022, on April 29, 2005, at 4 p.m., Eastern time (and at any adjournment or adjournments thereof) (the "Special Meeting"), for the purpose set forth in the accompanying Notice of Special Meeting. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about [                        ], 2005. The Fund's Annual Reports, containing financial statements for the fiscal year ended September 30, 2004, as filed on the Fund's most recent Form N-CSR, are available free of charge by contacting PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19899, or by calling (800) 441-7762 toll-free.

        The proposals being voted upon at the Special Meeting and the Portfolios affected by those proposals are as follows:

Proposal	Summary	Portfolio(s) Affected
Proposal 1	Election of Trustees	All Portfolios
Proposal 2	To change the Money Market Portfolio's fundamental investment limitation on concentration of investments	Money Market Portfolio only

        Shareholders who execute proxies retain the right to revoke them in person at the Special Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposal 1 and FOR Proposal 2. The close of business on February 24, 2005, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Each shareholder is entitled to one vote for each full share of a portfolio of the Fund (a "Share") and an appropriate fraction of a vote for each fractional Share held.

        In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve either of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal at their discretion. A shareholder vote may be taken on either of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the declaration of trust of the Fund (the "Declaration of Trust"), a quorum is constituted with respect to each of the proposals by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of the Fund entitled to vote for that proposal at the Special Meeting.

        BlackRock Advisors, Inc. ("BlackRock"), whose principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809, or an affiliate of BlackRock, is the investment adviser of each of the portfolios of the Fund except the Index Equity Portfolio. BlackRock Financial Management, Inc. ("BFM"), an affiliate of BlackRock located at 40 E. 52nd Street, New York, New York 10022, serves as sub-adviser for the Bond Portfolios and the Asset Allocation Portfolio. BlackRock International, Ltd. ("BIL"), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, serves as sub-adviser for the International Opportunities Portfolio. BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BlackRock located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-adviser for the Money Market Portfolios.

        The only portfolio not managed by BlackRock, BFM, BIL, BMIC or any other BlackRock affiliate is the Index Equity Portfolio, which invests all of its assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc., located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

        BlackRock and PFPC Inc., each an affiliate of BlackRock, serve as co-administrators of the Fund. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, DE 19809. BlackRock Distributors, Inc., an affiliate of BlackRock, serves as the Fund's distributor and principal underwriter. The address of BlackRock Distributors, Inc. is 760 Moore Road, King of Prussia, Pennsylvania 19406.

PROPOSAL 1: ELECTION OF TRUSTEES

        Due to the increased size and complexity of the Fund as a result of the Fund's acquisition of the SSR Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believes it is appropriate to increase the number of Board members. It is anticipated that having a larger Board will enhance the governance of the Fund and benefit shareholders of the Fund. Five of the Nominees are currently trustees (each individually, a "Trustee," and collectively, the "Trustees") of the Fund. The four new Nominees who are being proposed for election to the Board were nominated after a careful and deliberate selection process by the nominating committee (the "Nominating Committee") and the Board. This selection process included the consideration of a number of candidates and various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees, the sizes of the Board and the Fund, the practicalities dictated by the mandatory retirement policy of the Fund (requiring that the term of office of each Trustee will automatically terminate when such Trustee reaches 72 years of age) and other factors the Board deemed relevant. Each Nominee identified below is either a current Trustee of the Fund or was a trustee of the SSR Funds. As you may be aware, BlackRock, Inc., the parent of BlackRock Advisors, Inc., the Fund's investment adviser, recently acquired SSRM Holdings, Inc., the parent of State Street Research & Management Company, the investment adviser to the former SSR Funds. In connection with the transaction, the SSR Funds were combined with certain portfolios of the Fund.

        Each elected Trustee will hold office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) until a Trustee resigns or until his or her term as a Trustee is terminated in accordance with the Declaration of Trust. Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Voting Information" below. The Trustees may, to the extent permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

        All Shares of all classes of the portfolios of the Fund, voting together as a single class, represented by valid proxies will be voted in the election of Trustees for each Nominee named below, unless authority to vote for a particular nominee is withheld. The nine Nominees who receive the highest number of votes cast at the Special Meeting will be elected as Trustees. Cumulative voting is not permitted. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

        Messrs. Laurence D. Fink, Stuart E. Eizenstat, Robert M. Hernandez and David R. Wilmerding, Jr. and Ms. Matina S. Horner are incumbent Trustees. Messrs. Eisenstat, Fink, Hernandez and Wilmerding were last elected at a shareholder meeting held on May 4, 2001. Ms. Horner was appointed to the Board on September 3, 2004. In addition, the Fund's Nominating Committee and Board have nominated Bruce R. Bond, Richard A. Davis, Peter S. Drotch and Toby Rosenblatt as new Trustees to be voted on by the shareholders.

Information Regarding Trustee Nominees

        The following table provides information concerning each nominee for election as a Trustee:

Interested Trustees:

Name of Nominee, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Richard S. Davis[3] c/o BlackRock, Inc., 1 Financial Center, Boston, Mass. 02111, Age: 59	Nominee	N/A	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, SSR Funds (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, State Street Research Realty (2000-2004).	N/A	None

Laurence D. Fink[4] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 51	Trustee and President	Since 2000
			Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock's alternative investment vehicles; Director of several of BlackRock's offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange; and Trustee of the American Folk Art Museum.	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

Disinterested Trustees:

Name of Nominee, Address and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Bruce Bond, c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 58	Nominee	N/A	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	N/A	Director, Avaya, Inc. (information technology).
Peter S. Drotch, c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 63	Nominee	N/A	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, PricewaterhouseCoopers LLP (accounting firm) (1964-2000).	N/A	Director, First Marblehead Corp. (student loan processing and securitization); Trustee, University of Connecticut; Trustee, Huntington Theatre; Trustee, New England College of Finance.
Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 61	Trustee and Chairman of the Nominating Committee	Since 2001	Partner, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001), Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999), Chairman, International Board of Governors, Weizmann Institute of Science.	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Mirant Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep.

Robert M. Hernandez c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 60	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director of USX Corporation (a diversified company principally engaged in energy and steel businesses) (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President - Accounting and Finance and Chief Financial Officer (1991-1994).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.
Matina Horner c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 65	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director, NSTAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

Toby Rosenblatt, c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 66	Nominee	N/A	President, Founders Investments Ltd. (private investments) (1999-Present); Trustee, SSR Funds (1993-2005).	N/A	Director, A.P. Pharma, Inc.; Director, Metropolitan Series Fund, Inc.; Director, Metropolitan Series Fund II.
David R. Wilmerding, Jr. c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 69	Trustee and Chairman of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisers) since 1989; Chairman, Coho Partners, Ltd. (investment advisers) since 2003; Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund.	56 (includes 50 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BFM and BIMC.)

        The following table provides information concerning the dollar range of equity securities owned beneficially by each Trustee and Nominee for election as Trustee.

Name	Dollar Range(1) of Equity Securities in the Fund Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be overseen by Trustee or Nominee in Family of Investment Companies
Disinterested Trustees:
Bruce R. Bond	None	None
Peter S. Drotch	Money Market Portfolio—over $100,000	Over $100,000
Stuart E. Eizenstat	None	None

Robert M. Hernandez	Pennsylvania Municipal Money Market—Over $100,000	over $100,000
Matina Horner	None	None
Toby Rosenblatt	Investment Trust—over $100,000	Over $100,000
David R. Wilmerding, Jr.	None	None
Interested Trustees:
Richard A. Davis
	High Yield Bond—over $100,000 Investment Trust—over $100,000 Small/Mid-Cap Growth—$1-$10,000 Global Resources—over $100,000 Asset Allocation—over $100,000 Legacy—over $100,000 Health Sciences—over $100,000	Over $100,000
Laurence D. Fink	International Opportunities over $100,000 Global Science & Technology Opportunities—$50,001-$100,000	Over $100,000

(1)
Securities are valued as of February 1, 2005.

        As of February 1, 2005, none of the disinterested Trustees of the Fund, nor any of their immediate family members, owned beneficially or of record any securities in BlackRock, Inc., or any person directly or indirectly controlling, controlled by or under common control with BlackRock, Inc.

        As of February 1, 2005, the Nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's common shares.

Compensation

        Trustees who are not affiliated with BlackRock or BlackRock Distributors, Inc. ("BDI" or the "Distributor") receive from the BlackRock open-end funds (BlackRock Funds and BlackRock Bond Allocation Target Shares) the following: $20,000 annually, $2,500 for each meeting that they attend, whether by phone or in person, and $350 per portfolio for each full in-person meeting of the Board that they attend; in addition, the Chairman and Vice Chairman of the open-end Boards receive an additional $10,000 and $5,000 per year, respectively, for their service in such capacities and trustees who are not affiliated with BlackRock or BDI receive from the BlackRock open-end funds (BlackRock Funds and BlackRock Bond Allocation Target Shares) the following: $1,500 for each committee meeting that they attend, whether by phone or in person, and the Audit Committee Chairman receives an additional $10,000 and each other committee chairperson an additional $5,000 per year, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board or any committee thereof. The term of office of each Trustee will automatically terminate when such Trustee reaches 72 years of age. Other than BlackRock's Chief Compliance Officer and two members of his staff, no officer, director or employee of BlackRock, PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, PNC Bank, National Association ("PNC Bank") or BlackRock, Inc. currently receives any compensation from the Fund.

        The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the Trustees, the Nominees for election as Trustees and the Fund's Chief Compliance Officer for the fiscal year ended September 30, 2004. Matina Horner became a Trustee of the Fund on September 10, 2004. Mr. Fink did not receive any remuneration during the fiscal year ended September 30, 2004, by the Fund. Mr. Fink, as an officer or employee of

BlackRock, Inc., an affiliate of BlackRock, is not entitled to remuneration from the Fund. The Fund does not provide any pension or retirement benefits to Trustees.

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex[nc_cad,217] Paid to Trustees
David R. Wilmerding, Jr., Trustee and Chairman of the Board	$117,300	N/A	N/A	(2)[1]	127,300
Honorable Stuart E. Eizenstat, Trustee and Chairman of the Nominating Committee	$112,300	N/A	N/A	(1)[1]	112,300
Robert M. Hernandez, Vice Chairman of the Board and Chairman of the Audit Committee	$122,300	N/A	N/A	(1)[1]	122,300
Matina Horner Trustee and Chairperson of the Governance Committee	$0	N/A	N/A	(1)[1]	0
Bruce R. Bond, Nominee	N/A	N/A	N/A	(0)[1]	N/A
Richard A. Davis, Nominee	N/A	N/A	N/A	(0)[1]	N/A
Peter S. Drotch, Nominee	N/A	N/A	N/A	(0)[1]	N/A
Toby Rosenblatt, Nominee	N/A	N/A	N/A	(0)[1]	N/A
Bart Battista, Chief Compliance Officer and Anti-Money Laundering Compliance Officer[2]	$97,750	N/A	N/A		N/A

1
Total number of investment company boards trustees served on within the Fund Complex.

2
The Fund's Chief Compliance Officer is paid jointly by the Fund and BlackRock. The Fund's Board determines annually the appropriate compensation for the Chief Compliance

  Officer, including the appropriate portion of such compensation to be paid by the Fund. The table reflects the compensation paid to the Chief Compliance Officer by the Fund for the year ended September 30, 2004.

†
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Board Committees and Meetings

        Board and Meetings.    The Board is responsible for ensuring that the Fund is managed in the best interests of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including, but not limited to, BlackRock and its affiliates, the custodian, the transfer agent and the co-administrators. As part of this process, the Trustees consult with the Fund's independent accountants and with their own separate independent counsel.

        The Trustees regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Trustees review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Trustees periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Trustees also monitor potential conflicts of interest among the Fund, BlackRock, its affiliates and other funds and clients managed by BlackRock to ensure that the Fund is managed in a manner which is in the best interests of the Fund's shareholders.

        The Board has four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the fiscal year ended September 30, 2004, the Board met nine times. Each Trustee attended at least 75% of the meetings of the Board or the committee of the Board on which he or she served.

        The Board has an Audit Committee, a Governance Committee and Nominating Committee, which meet periodically during the year and whose responsibilities are described below. The Fund has no compensation committee.

        Audit Committee.    The Fund's Audit Committee is composed entirely of Trustees who are not "interested persons" of the Fund or of BlackRock or its affiliates within the meaning of the 1940 Act. Currently, Ms. Horner and Messrs. Eizenstat, Hernandez and Wilmerding are members of the Audit Committee. Mr. Hernandez serves as the chair of the Audit Committee. If all of the Nominees are elected at the Special Meeting, it is anticipated that additional Trustees will be appointed to the Audit Committee.

        The Audit Committee is currently responsible for, among other things: (i) selecting, in its discretion (subject to ratification by the Board of Trustees), the independent accountants for the Fund and evaluating such accountants' performance; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management. The Audit Committee met four times in the last fiscal year.

        Nominating Committee.    The current members of the Nominating Committee are Ms. Horner and Messrs. Eizenstat, Hernandez and Wilmerding. The Fund's Nominating Committee is composed of entirely Trustees who are not "interested persons" of the Fund or of BlackRock or its affiliates within the meaning of the 1940 Act. Mr. Eizenstat serves as Chairman. The Nominating Committee is responsible for selecting and nominating "disinterested" Trustees of the Fund.

        The Nominating Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating Committee met four times in the last fiscal year. The Nominating Committee has not adopted a Nominating Committee charter.

        The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. While the Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

  •
  whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

  •
  whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

  •
  whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  •
  whether or not the individual is willing to serve, and is willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

  •
  the contribution which the individual can make to the Board and the Fund with consideration being given to the individual's educational background and business and professional experience;

  •
  the character and integrity of the individual; and

  •
  the overall diversity of the Board's composition.

        The Nominees for election at the Special Meeting either currently serve as Trustees of the Fund or served prior to the reorganization with the Fund as Trustees of the SSR Funds and were unanimously nominated by the Nominating Committee and the Board.

        Governance Committee.    The current members of the Governance Committee are Ms. Horner and Messrs. Eizenstat, Hernandez and Wilmerding. Ms. Horner serves as Chairwoman. The Governance Committee is responsible for, among other things, evaluating the structure and composition of the Board and determining compensation of the Fund's disinterested Trustees. The Governance Committee met one time during the last fiscal year. If all of the Nominees are elected at the Special Meeting, it is anticipated that additional Trustees will be appointed to the Governance Committee.

Executive Officers of the Fund

        The executive officers of the Fund are elected and appointed by the Trustees. Each officer holds office for an indefinite term until the earlier of (1) the next meeting of Trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust. In addition to Mr. Fink, the current executive officers of the Fund are:

Name, Address and Age	Position(s) Held with the Fund	Terms of Office and Year First Appointed	Principal Occupation(s) During Past Five Years
Paul Audet BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 51	Treasurer	Since 2002	Managing Director and Chief Financial Officer of BlackRock, Inc. (since 1998); Treasurer of BlackRock Liquidity Funds since 2001; Senior Vice President of PNC Bank Corp. (1991-1998).
Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 42	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)
Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004
Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).
Ellen L. Corson PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 40	Assistant Treasurer	Since 1998
Senior Director and Vice President of Fund Accounting and Administration, PFPC Inc. (since 2003); Vice President and Director of Mutual Fund Accounting and Administration, PFPC Inc. (since November 1997); Assistant Vice President, PFPC Inc. (March 1997-November 1997); Senior Accounting Officer, PFPC Inc. (March 1993-March 1997).
Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 45	Secretary	Since 1997	Managing Director (since 2005), Director (2001-2004), Vice President (1998-2000) and Senior Counsel (since 1998), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 43	Assistant Secretary	Since 2003
Managing Director (since 2005), Director (2002-2004) and Assistant Secretary of BlackRock, Inc. (since 2002). Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY.

Vote Required to Approve Proposal 1

        Trustees are elected by a plurality of the votes cast by the holders of Shares of all classes of the Portfolios of the Fund, voting together as a single class, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Trustees.

        THE TRUSTEES, INCLUDING THE "DISINTERESTED" TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR TRUSTEE.

PROPOSAL 2: CHANGE IN FUNDAMENTAL INVESTMENT LIMITATION ON CONCENTRATION IN INVESTMENTS FOR THE MONEY MARKET PORTFOLIO

        The Money Market Portfolio currently has a fundamental investment limitation that requires the Money Market Portfolio to concentrate its investments in the banking industry. The limitation, which is included in the Statement of Additional Information, provides as follows:

          The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

        In order to provide the Money Market Portfolio with greater flexibility in its investments, to reflect the continued consolidation in the banking and financial services industry, and to bring the Money Market Portfolio on par with other money market funds, the Board of the Fund has approved, and is submitting to the shareholders of the Money Market Portfolio for approval, a change to the Money Market Portfolio's fundamental investment limitations to replace the phrase "banking industry" with "financial services industries." Thus, the Board proposes that this policy be changed as follows:

          The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

Vote Required to Approve Proposal 2

        Approval by the shareholders of the Money Market Portfolio of the change to its fundamental investment limitations requires the affirmative vote of a "majority of the outstanding voting securities" of the Money Market Portfolio, which term as used in this Proxy Statement means the lesser of (1) 67% of the shares of all classes of the Money Market Portfolio, voting together as a single class, represented at a meeting at which the holders of more than 50% of the outstanding shares of all classes of the Money Market Portfolio, voting together as a single class, are present in person or by proxy, or (2) more than 50% of the outstanding shares of all classes of the Money Market Portfolio, voting together as a single class.

        THE TRUSTEES, INCLUDING THE "DISINTERESTED" TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

Voting Information

        Record Date.    Only shareholders of record at the close of business on February 24, 2005 will be entitled to vote at the Special Meeting.

        Shares Outstanding.    On February 28, 2005, the outstanding Shares of the Fund's portfolios were as follows:

Portfolio	Number of Shares Outstanding
(I) Equity Portfolios
Large Cap Value	27,051,038.522
Large Cap Growth	7,486,331.800
Mid-Cap Value	58,542,776.612
Mid-Cap Growth	52,092,560.457
Small Cap Value	9,484,666.840
Small Cap Core	1,353,879.561
Small Cap Growth	34,088,760.073
Global Science & Technology Opportunities	4,520,120.282
International Opportunities	16,845,027.192
Investment Trust	117,608,715.817
Index Equity	60,471,631.426
Asset Allocation	1,441,938.619
U.S. Opportunities	4,591,900.487
Dividend Achievers™	2,101,398.928
Exchange	572,042.838
Small/Mid-Cap Growth	26,074,949.852
Aurora	83,499,230.809
Legacy	23,344,597.357
Health Sciences	6,757,057.211
Global Resources	17,584,015.126
All-Cap Global Resources	501,881.008
(II) Bond Portfolios
Low Duration Bond	175,312,461.651
Intermediate Government Bond	73,161,147.346
Intermediate Bond	97,244,870.250
Government Income	38,920,538.271
Core Bond Total Return	264,624,593.445
Core PLUS Total Return	35,878,564.336
GNMA	23,112,949.368
Managed Income	71,076,478.920
International Bond	61,834,084.225

High Yield Bond	114,024,234.724
Intermediate PLUS Bond	2,622,109.686
Inflation Protected Bond	3,274,095.743
Tax-Free Income	38,088,887.764
Delaware Tax-Free Income	9,201,531.575
Ohio Tax-Free Income	11,499,470.537
Kentucky Tax-Free Income	8,749,078.536
New Jersey Tax-Free Income	16,065,189.667
Pennsylvania Tax-Free Income	63,835,817.021
Enhanced Income	6,992,013.229
Ultrashort Municipal	3,795,456.214
(III) Money Market Portfolios
Money Market	1,686,031,959.197
U.S. Treasury Money Market	403,660,973.640
Municipal Money Market	335,534,804.240
New Jersey Municipal Money Market	169,380,003.080
North Carolina Municipal Money Market	59,420,657.350
Ohio Municipal Money Market	166,304,046.300
Pennsylvania Municipal Money Market	516,104,686.230
Virginia Municipal Money Market	18,852,938.270
(IV) Other Portfolios
BlackRock Strategic Portfolio I	4,884,482.155

        Quorum.    With respect to each of the proposals, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote for that proposal at the Special Meeting.

        For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Special Meeting but which have not been voted.

        In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve either of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment.

        Annual Meetings.    The Fund does not intend to hold annual meetings of shareholders for the election of Board members and other business unless and until such time as required by the 1940 Act, at which time the Board will call a shareholder meeting for the election of Board members. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders and such meetings will be called when requested by the holders of record of 10% or more of the outstanding Shares of the Fund. To the extent required by law, the Fund will assist in shareholder communications in such matters.

        Other Shareholder Information.    On February 28, 2005, affiliates of The PNC Financial Services Group, Inc., or their nominees, and affiliates of JJB Hilliard, WL Lyons, Inc., or their nominees, held of record 48.173% and 12.286%, respectively, of the outstanding Shares of the Fund as agent or custodian for their customers. As of February 28, 2005, no person was known by the Fund to own beneficially or of record 5% or more of the outstanding Shares of any portfolio of the Fund except as follows:

Portfolio	Name & Address of Owner	Amount of Shares Owned and Nature of Ownership	Percentage of Portfolio Shares Owned
(I) Equity Portfolios
Large Cap Value	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	6,486,257.396 of record	23.977
	Saxon & Co FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182	1,379,215.833 of record	5.098
Large Cap Growth	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	2,292,474.777 of record	30.622

	PFPC FBO Hilliard Lyons/Capital Directions 760 Moore Road King of Prussia, PA 19406	1,028,640.392 of record	13.740
Mid-Cap Value	Lincoln National Life Insurance Company 1300 S. Clinton St. Fort Wayne, IN 46802-3506	3,446,728.133 of record	5.887
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	2,998,186.076 of record	5.121
Mid-Cap Growth	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	3,575,057.180 of record	6.862
Small Cap Value	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	3,774,270.156 of record	39.793
	Saxon & Co FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182	712,123.948 of record	7.508
Small Cap Core	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	285,018.980 of record	21.052
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	177,150.553 of record	13.084

Small Cap Growth	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	5,836,244.052 of record	17.120
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	5,116,589.167 of record	15.009
	Saxon & Co FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182	2,099,621.803 of record	6.159
	KPMG Peat Marwick Retirement Plans Master Trust c/o Bank of New York TTEE Attn: Shabat Zaidi One Wall St. New York, NY 10286	2,080,399.023 of record	6.102
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	2,022,277.902 of record	5.932
Global Science & Technology Opportunities	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	361,592.342 of record	7.999
International Opportunities	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	1,510,375.545 of record	8.966
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	1,185,852.863 of record	7.039

	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	955,103.954 of record	5.669
Index Equity	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	20,832,230.356 of record	34.450
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	6,850,255.479 of record	11.328
	Saxon & Co FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182	5,860,530.248 of record	9.691
	Reliance Trust Company Directed TRST Metlife Retirement & Savings 3384 Peachtree Road NE 9th Floor, Suite 900 Atlanta, GA 30326	3,473,159.130 of record	5.743
Asset Allocation	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rdFloor Jacksonville, FL 32246-6484	629,129.549 of record	43.630
U.S. Opportunities	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	392,978.747 of record	8.558
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	309,262.965 of record	6.734

Dividend Achievers™	BlackRock Funding Inc Attn: Joseph Feliciani, 4th Floor 40 East 52nd St. New York, NY 10022	200,000.000 of record	9.517
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	118,583.238 of record	5.643
Exchange	National City Bank T/U/A Ruth Lilly Special Trust Dated 1/14/02 Attn: Mutual Funds 20/10M914007 P.O. Box 94984 Cleveland, OH 44101-4984	38,501.481 of record	6.730
	National City Bank TR O/THE G Garretson Wade Charitable Trust 2 Attn: Trust Mutual Funds P.O. Box 94984 Cleveland, OH 44101-4984	37,021.266 of record	6.471
Small/Mid-Cap Growth	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	2,974,016.239 of record	11.405
	Reliance Trust Co Directed TTEE FBO Metlife Retirement & Savings 2 Montgomery St. Jersey City, NJ 07302-3802	1,471,214.819 of record	5.642
Aurora	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	12,253,940.768 of record	14.675
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	5,049,390.239 of record	6.047

Health Sciences	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	536,918.652 of record	7.946
Global Resources	Lincoln National Life Insurance Company 1300 S. Clinton St. Fort Wayne, IN 46802-3506	2,350,149.377 of record	13.365
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	1,206,923.279 of record	6.863
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	1,012,044.877 of record	5.755
All-Cap Global Resources	BlackRock Funding Inc Attn: Joseph Feliciani, 4th Floor 40 East 52nd St. New York, NY 10022	500,000.000 of record	99.625
(II) Bond Portfolios
Low Duration Bond	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	34,246,033.678 of record	19.534
	Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza, 6th Floor Jersey City, NJ 07311	33,649,070.045 of record	19.193
Intermediate Government Bond	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	18,177,713.408 of record	24.846

	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	9,614,001.252 of record	13.140
Intermediate Bond	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	31,377,721.402 of record	32.266
	KPMG Retirement Plan Master Trust c/o Bank of New York Trustee One Wall St. New York, NY 10086	10,383,567.623 of record	10.677
	Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza, 6th Floor Jersey City, NJ 07311	9,466,488.914 of record	9.734
	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	7,555,606.989 of record	7.769
Government Income	Citigroup Global Markets Inc. 00116820771 333 West 34th St., 3rd Floor New York, NY 10001	4,672,741.154 of record	12.005
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	3,742,680.716 of record	9.616
	Citigroup Global Markets Inc. 00116820773 333 West 34th St., 3rd Floor New York, NY 10001	3,375,275.610 of record	8.672

	Reliance Trust Company Directed Trst Metlife Retirement & Savings 3384 Peachtree Road NE 9th Floor, Suite 900 Atlanta, GA 30326	2,990,811.029 of record	7.684
	Citigroup Global Markets Inc. 00116820770 333 West 34th St., 3rd Floor New York, NY 10001	2,123,092.010 of record	5.454
	Citigroup Global Markets Inc. 00116820772 333 West 34th St., 3rd Floor New York, NY 10001	2,094,670.965 of record	5.381
	Citigroup Global Markets Inc. 00116820769 333 West 34th St., 3rd Floor New York, NY 10001	2,040,296.628 of record	5.242
Core Bond Total Return	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	45,700,248.540 of record	17.269
	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	25,392,229.616 of record	9.595
Core PLUS Total Return	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	4,606,585.362 of record	12.839
	Sheldon and Co c/o National City Attn: Mutual Funds P.O. Box 94984 Cleveland, OH 44101-4984	4,165,444.992 of record	11.609

	Northern Trust Company TTEE FBO Arch Chemical #22-08599 P.O. Box 92956 Chicago, IL 60675	3,793,069.344 of record	10.571
	AAUW ED FN Fellowships Fund 1111 16th St. NW Washington, DC 20036	3,068,538.311 of record	8.552
	MAC & Co A/C SQCF4000002 Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	2,999,054.269 of record	8.358
	MAC & Co A/C AUHF8769392 Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	2,570,918.264 of record	7.165
	Westfield Contributory Retirement System P.O. Box 106 59 Court St. Westfield, MA 01086	2,040,136.425 of record	5.686
GNMA	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	13,080,766.644 of record	56.594
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	2,155,187.760 of record	9.324

Portfolio	Name & Address of Owner	Amount of Shares Owned and Nature of Ownership	Percentage of Portfolio Shares Owned
Managed Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	57,259,942.155 of record	80.561
	PFPC FBO Hilliard Lyons/Capital Directions 760 Moore Road King of Prussia, PA 19406	4,070,126.237 of record	5.726
International Bond	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	14,491,189.408 of record	23.435
	Charles Schwab & Co Inc For Exclusive Benefit of Customers Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Fransisco, CA 94104-4122	3,890,714.857 of record	6.292
	State Street Bank & Trust Co TTEE for Northrop Grumman DC Plans Master Trust 105 Rosemont Road Westwood, MA 02090	3,663,558.312 of record	5.924
High Yield Bond	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	14,683,815.377 of record	12.877
	Mercantile Safe Deposit & Trust Company NAP & Co (Cash/ Re Invest) 7650 Magna Dr. Belleville, IL 62223	10,029,191.328 of record	8.795

Intermediate PLUS Bond	Marshall L. & Perrine D. McCune Charitable Foundation 345 E. Alameda St. Santa Fe, NM 87501	2,322,049.434 of record	88.556
	BlackRock Funding Inc Attn: Natasha Lora 40 E. 52nd St., 4th Floor New York, NY 10154	300,000.000 of record	11.441
Inflation Protected Bond	BlackRock Funding Inc Attn: Natasha Lora 40 E. 52nd St., 4th Floor New York, NY 10154	2,000,000.000 of record	61.085
	PNC Bank Saxon & Co (PNC Service) ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	406,028.741 of record	12.401
	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	244,727.373 of record	7.474
	Lyons Township School Treasurer's Office Robert A. Healy Treasurer 930 Barnside LaGrange, IL 60526	190,190.071 of record	5.808
Tax-Free Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	26,504,002.321 of record	69.584
	Bear Stearns Securities Corp. FBO 794-00060-13 1 Metrotech Center North Brooklyn, NY 11201-3859	2,044,133.362 of record	5.366

Delaware Tax-Free Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	4,961,347.211 of record	53.918
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	944,085.903 of record	10.260
	Merrill Lynch Pierce Fenner Attn: Stock Powers 4800 E. Deerlake Dr., 3rd Floor Jacksonville, FL 32246-6484	503,531.116 of record	5.472
Ohio Tax-Free Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	8,651,835.780 of record	75.236
Kentucky Tax-Free Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	7,183,956.663 of record	82.111
New Jersey Tax-Free Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	12,726,417.916 of record	79.217
Pennsylvania Tax-Free Income	PNC Bank Saxon & Co (PNC Inst) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	55,253,867.884 of record	86.556

Enhanced Income	PNC Bank Saxon & Co (PNC Service) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	4,936,386.062 of record	70.600
	PNC Bank Saxon & Co (PNC Service) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	831,658.291 of record	11.894
	Bank of New York Wendel & Co A/C 767565 Mutual Fund/Reorg Dept Atlantic Terminal 2 Hanson Place, 6th Floor Brooklyn, NY 11217	405,525.150 of record	5.799
	Bear Stearns Securities Corp. FBO 794-00163-19 1 Metrotech Center North Brooklyn, NY 11201-3859	403,613.680 of record	5.772
Ultrashort Municipal	PNC Bank Saxon & Co (PNC Service) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	1,026,616.075 of record	27.048
	Saxon & Co FBO 21-80-001-3410208 P.O. Box 7780-1888 Philadelphia, PA 19182	1,014,678.161 of record	26.734
	Bear Stearns Securities Corp. FBO 794-00116-17 1 Metrotech Center North Brooklyn, NY 11201-3859	499,824.468 of record	13.169
	Bear Stearns Securities Corp. FBO 794-00682-11 1 Metrotech Center North Brooklyn, NY 11201-3859	352,831.644 of record	9.296

	Bear Stearns Securities Corp. FBO 794-00056-19 1 Metrotech Center North Brooklyn, NY 11201-3859	263,631.880 of record	6.945
(III) Money Market
PortfoliosMoney Market	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	651,306,458.380 of record	38.629
	PNC Bank 35 Service ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	298,302,957.990 of record	17.692
	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	221,366,167.860 of record	13.129
	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	122,722,724.870 of record	7.278
U.S. Treasury Money Market	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	182,761,172.170 of record	45.275
	Chase Manhattan Bank FBO Various Trust Capital Markets FID SVCS Lilly Nickerson/MC 11BRYTW 2001 Bryan Tower, 11th Floor Dallas, TX 75201	79,628,135.170 of record	19.726

	PNC Bank Sweep Treasury Mgmt/Inv Services PNC Firstside Ctr P7-PFSC-03-D 500 First Avenue Pittsburgh, PA 15265	47,383,579.250 of record	11.738
	PNC Bank 35 Service ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	45,135,163.030 of record	11.181
	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	25,095,505.950 of record	6.216
Municipal Money Market	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	134,193,299.040 of record	39.993
	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	115,351,561.450 of record	34.378
	PNC Bank 35 Service ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	45,230,178.540 of record	13.480
New Jersey Municipal Money Market	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	62,977,371.320 of record	37.181

	PNC Bank 35 Service ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	59,427,337.110 of record	35.085
	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	19,936,568.670 of record	11.770
	BOH & Co Beacon Trust Company Attn: Beth Patino 333 Main St. Madison, NJ 07940	13,032,263.410 of record	7.694
North Carolina Municipal Money Market	Goldman Sachs Global Cash Services Omnibus Account FBO Goldman Sachs & Co Customers Account #2 4900 Sears Tower Chicago, IL 60606	29,295,520.220 of record	49.301
	US Trust Company of New York Technology & Support SVCS Inc Attn: Trading Operations, 7th Floor 499 Washington Boulevard Jersey City, NJ 07310-1997	13,968,114.000 of record	23.507
	High Point Bank & Trust Mutual Partners Program Pratt & Co (Cash) 300 N. Main St. High Point, NC 27261	5,143,832.240 of record	8.656
	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	4,487,037.990 of record	7.551

	Band & Co c/o US Bank P.O. Box 1787 Milwaukee, WI 53201	3,777,659.530 of record	6.357
Ohio Municipal Money Market	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	90,338,827.510 of record	54.321
	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	21,735,819.560 of record	13.069
	American Greeting Corp One American Road Cleveland, OH 44144	17,000,000.000 of record	10.222
	National City Bank Money Market/5312 4100 W. 150th St. Cleveland, OH 44135	10,577,604.050 of record	6.360
	CBC Companies Inc 250 E. Town St. Columbus, OH 43215	8,663,205.390 of record	5.209
Pennsylvania Municipal Money Market	PNC Bank 35 Institutional ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	395,758,817.970 of record	76.681
	Hilliard Lyons Cash Balance Sweeps Attn: Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	45,525,732.090 of record	8.821

Virginia Municipal Money Market	Virginia Commonwealth Trust Co Tunat & Co P.O. Box 1268 Staunton, VA 24402	10,507,066.000 of record	55.731
	PNC Bank Saxon & Company ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	4,303,442.980 of record	22.826
	Goldman Sachs Global Cash Services Omnibus Account FBO Goldman Sachs & Co Customers Account #2 4900 Sears Tower Chicago, IL 60606	1,837,522.890 of record	9.746
	Band & Co c/o US Bank P.O. Box 1787 Milwaukee, WI 53201	1,065,617.240 of record	5.652

ADDITIONAL INFORMATION

Independent Registered Public Accountant

        PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for approval as independent auditor of the Fund after the completion of the fiscal 2003 audit.

        The Fund's Audit Committee approved engaging Deloitte & Touche LLP (D&T) as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board, including a majority of the independent Trustees, approved the appointment of D&T as the Fund's independent auditor for the Fund's fiscal 2004 audit on November 21, 2003. The Fund may terminate the appointment of

D&T without penalty by a majority vote of the shareholders at any meeting called for such purpose.

        D&T does not currently intend to have any representatives at the Special Meeting. However, if requested by any shareholder, representatives of D&T will be present via telephone at the Special Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

        The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to BlackRock or any entity controlling, controlled by, or under common control with BlackRock (BlackRock and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Fund.

        Audit Fees.    The aggregate fees billed for the last fiscal year for professional services rendered by D&T for the audit of the Fund's annual financial statements or services that are normally provided by D&T in connection with statutory and regulatory filings or engagements for the fiscal year was $781,775.

        Audit-Related Fees.    There were no fees billed in the last fiscal year for assurance and related services by D&T that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above.

        Tax Fees.    There were no fees billed in the last fiscal year for professional services rendered by D&T for tax compliance, tax advice, and tax planning.

        All Other Fees.    There were no fees billed in the last fiscal year for products and services provided by D&T, other than the services reported in the paragraphs "Audit Fees", "Audit-Related Fees" and "Tax Fees" above.

        None of the services described above provided in the fiscal year ended September 30, 2004, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

        The percentage of hours expended on D&T's engagement to audit or review the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero.

        There were no non-audit fees billed by D&T for services rendered to the Fund and to the Service Affiliates for the Fund's last fiscal year.

        The Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining D&T's independence.

Delivery of Proxy Statement and Fund Documents

        To avoid sending duplicate copies of materials to households, the Fund mails only one copy of the proxy statement to shareholders having the same residential or post office box address, unless contrary instructions were received. This practice is called "householding" and can save the Fund a significant portion of its printing and mailing costs. Shareholders should contact BlackRock toll-free at (800) 441-7762 or c/o PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907, if they require additional copies of the proxy statement, if they do not want the mailings of Fund documents to be combined with those for the other shareholders at the same address, or if they are currently receiving multiple copies and would like to request householding in the future. Individual copies of the proxy statement will be delivered promptly to the shareholders that request them.

Shareholder Communications

        Shareholders may send written communications to the Board to the attention of the Board, c/o BlackRock FundsSM, 40 East 52nd Street, New York, New York 10022. Shareholder communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Each properly submitted shareholder communication shall be provided to the Board at its next regularly scheduled meeting or if such communication requires more immediate attention, it will be forwarded to the Board promptly after receipt.

Shareholder Proposals

        The Fund does not hold annual meetings of shareholders. Any shareholder that wishes to present a proposal at a future meeting of shareholders may submit that proposal in writing to the attention of the Board, c/o BlackRock FundsSM, 40 East 52nd Street, New York, New York 10022. Such proposals must be received at a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee that the proposal will be included in the Fund's proxy materials.

Other Business

        The Board of the Fund does not anticipate any other matter which may come before the Board at the Special Meeting. If any other matter properly comes before the Special Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Expenses of Proxy Solicitation

        The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of BlackRock or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

        The Fund has retained Alamo Direct Mail Services, Inc. ("Alamo"), 280 Oser Avenue, Hauppauge, NY 11788, to aid in the solicitation of proxies. The cost of retaining Alamo and other expenses incurred in connection with Alamo's assistance in the solicitation of proxies will be borne by the Fund. The anticipated cost associated with the solicitation of proxies by Alamo is $130,000 plus out of pocket expenses incurred by Alamo.

[                        ], 2005

YOUR VOTE IS IMPORTANT!
UNLESS VOTING BY TELEPHONE OR INTERNET,
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous—24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Please do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	BLACKROCK FUNDSSM SPECIAL MEETING OF SHAREHOLDERS—April 29, 2005 This Proxy is Solicited on Behalf of Board of Trustees	PROXY

The undersigned hereby appoints Robert Connolly, Brian Kindelan and Anne Ackerley, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to vote the undersigned's shares at the Special Meeting Shareholders of the Fund to be held at the offices of BlackRock, Inc., 40 East 52nd Street, New York, New York 10022, on April 29, 2005, at 4 p.m., Eastern time, and at any adjournments thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated [                        ], 2005, and upon all other matters properly coming before said Special Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date BFA_15030
	YES	NO
I PLAN TO ATTEND THE MEETING.	☐	☐

CHANGE OF ADDRESS AND/OR COMMENTS MARK HERE AND INDICATE ON REVERSE:		☐

YOUR VOTE IS IMPORTANT!
UNLESS VOTING BY TELEPHONE OR INTERNET,
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

FUND		FUND		FUND
Fund Name Drop-In 1	2652.8576	Fund Name Drop-In 2	1026.8572	Fund Name Drop-In 3	1026.8572
Fund Name Drop-In 4	57858.6497	Fund Name Drop-In 5	3365.9812	Fund Name Drop-In 6	3365.9812
Fund Name Drop-In 7	103.0851	Fund Name Drop-In 8	9658.0602	Fund Name Drop-In 9	9658.0602

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ☒

☐ To vote FOR all Portfolios on all Proposals, mark this box. (No other vote is necessary.)
1.	Election of Trustees:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees to serve on the Board:
	01 Bruce R. Bond	02 Richard A. Davis	03 Peter S. Drotch	☐	☐	☐
	04 Stuart E. Eizenstat	05 Laurence D. Fink	06 Robert M. Hernandez
	07 M. Martina Horner	08 Toby Rosenblatt	09 David R. Wilmerding, Jr.

Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the "FOR ALL EXCEPT" box above:

2.
To change the fundamental investment limitation on concentration of investments of the Money Market Portfolio.

	FOR	AGAINST	ABSTAIN
Fund Name Drop-In 1	☐	☐	☐

Address Change/Comments:

QuickLinks

Instructions for Signing a Proxy Card
Registration
PROPOSAL 1: ELECTION OF TRUSTEES
ADDITIONAL INFORMATION
YOUR VOTE IS IMPORTANT! UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
YOUR VOTE IS IMPORTANT! UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.